YieldMax Universe Fund of Option Income ETF

Schedule of Investments

July 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
YieldMax AAPL Option Income Strategy ETF	741,748	$13,381,134
YieldMax AI Option Income Strategy ETF	1,200,884	13,173,697
YieldMax AMD Option Income Strategy ETF	900,384	13,136,603
YieldMax AMZN Option Income Strategy ETF	660,072	13,848,311
YieldMax Bitcoin Option Income Strategy ETF	818,031	13,317,545
YieldMax COIN Option Income Strategy ETF	672,741	12,412,071
YieldMax DIS Option Income Strategy ETF	788,457	13,143,578
YieldMax Gold Miners Option Income Strategy ETF	717,388	13,608,850
YieldMax GOOGL Option Income Strategy ETF	788,229	13,131,895
YieldMax Innovation Option Income Strategy ETF	1,237,149	13,445,707
YieldMax JPM Option Income Strategy ETF	703,908	13,796,597
YieldMax META Option Income Strategy ETF	764,249	13,542,492
YieldMax MRNA Option Income Strategy ETF	884,949	13,734,409
YieldMax MSFT Option Income Strategy ETF	648,541	13,197,809
YieldMax MSTR Option Income Strategy ETF	458,917	13,528,873
YieldMax NFLX Option Income Strategy ETF	818,640	13,548,492
YieldMax NVDA Option Income Strategy ETF	510,459	13,603,732
YieldMax PYPL Option Income Strategy ETF	848,842	14,854,735
YieldMax SNOW Option Income Strategy ETF	699,937	13,693,987
YieldMax SQ Option Income Strategy ETF	690,958	12,457,973
YieldMax TSLA Option Income Strategy ETF	840,403	13,320,380
YieldMax XOM Option Income Strategy ETF	794,482	13,791,493
TOTAL EXCHANGE TRADED FUNDS (Cost $313,871,778)		295,670,363

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
First American Government Obligations Fund - Class X, 5.23% (a)	269,523	269,523
TOTAL SHORT-TERM INVESTMENTS (Cost $269,523)		269,523

TOTAL INVESTMENTS - 100.0% (Cost $314,141,301)		295,939,886
Liabilities in Excess of Other Assets - (0.0)% (b)		(52,084)
TOTAL NET ASSETS - 100.0%		$295,887,802

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.
(b)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2024:

YieldMax Universe Fund of Option Income ETF

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$295,670,363	$—	$—	$295,670,363
Money Market Funds	269,523	—	—	269,523
Total Assets	$295,939,886	$—	$—	$295,939,886